EXHIBIT 99.1
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                                                            [NEXEN LOGO OMITTED]

                                                     NEXEN INC. 801 - 7th Ave SW
                                                      Calgary, AB Canada T2P 3P7
                                                  T 403 699.4000  F 403 699.5776
                                                                www.nexeninc.com


N E W S   R E L E A S E


                                                           For immediate release


           NEXEN COMPLETES UK NORTH SEA ACQUISITION FOR US$2.1 BILLION

CALGARY, ALBERTA, DECEMBER 1, 2004 - NEXEN INC. has completed today the acquisition of EnCana Corporation's UK subsidiary, EnCana (U.K.) Limited, for US$2.1 billion. This acquisition includes EnCana's interests in the world-class Buzzard discovery, along with the Scott and Telford producing fields, plus other satellite discoveries, and interests in exploratory blocks totalling approximately 740,000 net undeveloped acres. We also gain a proven UK management and technical team with an excellent track record.

"This acquisition firmly establishes us as a significant player in the North Sea, with current production, high quality operated infrastructure and built in growth from the Buzzard development," commented Charlie Fischer, Nexen's President and Chief Executive Officer.

Nexen Inc. is an independent, Canadian-based global energy and chemicals company, listed on the Toronto and New York stock exchanges under the symbol NXY. We are uniquely positioned for growth in the North Sea, the Gulf of Mexico, the Athabasca oil sands of Alberta, the Middle East and West Africa. We add value for shareholders through successful full-cycle oil and gas exploration and development, a growing industrial bleaching chemicals business, and leadership in ethics, integrity and environmental protection.

For further information, please contact:

KEVIN FINN
Vice President, Investor Relations
(403) 699-5166

801 - 7th Ave SW
Calgary, Alberta, Canada T2P 3P7

Visit our website: WWW.NEXENINC.COM

FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS REPORT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. SUCH STATEMENTS ARE GENERALLY IDENTIFIABLE BY THE TERMINOLOGY USED SUCH AS "INTEND", "PLAN", "EXPECT", "ESTIMATE", "BUDGET", "OUTLOOK" OR OTHER SIMILAR WORDS.

THE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: MARKET PRICES FOR OIL AND GAS AND CHEMICALS PRODUCTS; THE ABILITY TO EXPLORE, DEVELOP, PRODUCE AND TRANSPORT CRUDE OIL AND NATURAL GAS TO MARKETS; THE RESULTS OF EXPLORATION AND

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DEVELOPMENT DRILLING AND RELATED ACTIVITIES; FOREIGN-CURRENCY EXCHANGE RATES;
ECONOMIC CONDITIONS IN THE COUNTRIES AND REGIONS WHERE NEXEN CARRIES ON BUSINESS; ACTIONS BY GOVERNMENTAL AUTHORITIES INCLUDING INCREASES IN TAXES, CHANGES IN ENVIRONMENTAL AND OTHER LAWS AND REGULATIONS; RENEGOTIATIONS OF CONTRACTS; AND POLITICAL UNCERTAINTY, INCLUDING ACTIONS BY INSURGENT OR OTHER ARMED GROUPS OR OTHER CONFLICT. THE IMPACT OF ANY ONE FACTOR ON A PARTICULAR FORWARD-LOOKING STATEMENT IS NOT DETERMINABLE WITH CERTAINTY AS SUCH FACTORS ARE INTERDEPENDENT UPON OTHER FACTORS, AND MANAGEMENT'S COURSE OF ACTION WOULD DEPEND ON ITS ASSESSMENT OF THE FUTURE CONSIDERING ALL INFORMATION THEN AVAILABLE. ANY STATEMENTS AS TO POSSIBLE COMMERCIALITY, DEVELOPMENT PLANS, CAPACITY EXPANSIONS, DRILLING OF NEW WELLS, ULTIMATE RECOVERABILITY OF RESERVES, FUTURE PRODUCTION RATES, CASH FLOWS AND CHANGES IN ANY OF THE FOREGOING ARE FORWARD-LOOKING STATEMENTS.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS CONVEYED BY THE FORWARD-LOOKING STATEMENTS ARE REASONABLE BASED ON INFORMATION AVAILABLE TO US ON THE DATE SUCH FORWARD-LOOKING STATEMENTS WERE MADE, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. READERS SHOULD ALSO REFER TO ITEMS 7 AND 7A IN OUR 2003 ANNUAL REPORT ON FORM 10-K FOR FURTHER DISCUSSION OF THE RISK FACTORS.